SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____


Check the appropriate box:


_____  Preliminary Proxy Statement

_____ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


                    AMERICAN CENTURY MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

[front cover]

[american century logo (reg. sm)]

[photo of hand holding pen and ballot]

                                 Proxy Statement

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

                                 APRIL 28, 2000

                      IMPORTANT VOTING INFORMATION INSIDE!


                                Table of Contents

LETTER FROM THE PRESIDENT                                                     1

PROXY STATEMENT SUMMARY                                                       2

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS                                     4

DETAILED DISCUSSION OF PROXY ISSUES                                           5

SHARE OWNERSHIP                                                               7

PROPOSAL: ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY                      9

OTHER MATTERS                                                                11


Table of Contents                            American Century Investments


                            Letter from the President

                  American Century Investment Management, Inc.
                                4500 Main Street
                           Kansas City, Missouri 64111


                                                                 April 28, 2000


Dear American Century Shareholder,


   I am writing to inform you of the upcoming Special Meeting of the shareholders of the American Century Select and Heritage Funds. At this meeting, you are being asked to vote on an important proposal affecting your fund.


   I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.


   The Board of Directors of the funds has unanimously approved this proposal and recommends a vote "FOR" it. If you have any questions regarding the issue to be voted on or need assistance completing your proxy card, please contact us at 1-800-345-2021 or 816-531-5575 weekdays from 7 a.m. to 7 p.m., and Saturdays 9
a.m. to 2 p.m. Central time.


   I appreciate you taking the time to consider this important proposal. Thank you for investing with American Century and for your continued support.

                                      Sincerely,

                                      [signature of Robert C. Puff]

                                      Robert C. Puff, Jr.
                                      President and Chief Investment Officer


Proxy Statement                                   Letter from the President 1


                             Proxy Statement Summary

   The following Q&A is a brief summary of the proposal to be considered at the Special Meeting. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting.

When will the Special Meeting be held? Who is eligible to vote?

   The meeting will be held on Friday, June 16, 2000, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business April 14, 2000. Only shareholders who own shares on the record date are entitled to vote at the meeting.

Why are the funds having a special meeting?

   Select and Heritage are currently required to invest 80% and 60% of their assets, respectively, in securities of companies that pay dividends or are committed to paying dividends or otherwise produce income. This reflects the funds' strategy to invest in companies that are successful enough to pay dividends. However, for several years, the importance of dividend payments as an indication of a company's strength has diminished. An increasing number of successful companies in the S&P 500, Select's benchmark, and the S&P 400, Heritage's benchmark, are no longer paying dividends. In addition, those that do not pay dividends are growing more quickly on average than dividend payers.

   Because of these changes in the investing landscape, Select and Heritage have been choosing stocks to meet the funds' primary objective of long-term capital growth from a declining pool of growing companies that pay dividends. Therefore, the funds' management teams proposed the elimination of this investment policy to allow the funds to seek investments in successful companies regardless of their dividend-paying histories. The Board of Directors agree. Because the policy is fundamental for both funds, shareholder approval of the change is required.

   A complete description of the proposed change begins on page 9.

Will this change substantially affect the way Select and Heritage are managed?

   No. Select and Heritage are both managed with a conservative growth orientation, and that will continue. In an attempt to balance any incremental risk incurred by the funds from the lack of a dividend-paying policy, the managers will continue to track volatility carefully. They may choose to invest more of the funds' assets in conservative industries and companies and/or to take smaller holdings at industry and company levels. These strategies would broaden diversification and lessen share price volatility, while maintaining the funds' focus on accelerating growth companies.


2  Proxy Statement Summary                        American Century Investments


How do the directors recommend that I vote on this proposal?

   The directors unanimously recommend that you vote "FOR" the proposal.

When will the change to the funds' fundamental investment policy take effect if approved?

   If approved, the proposed change to the investment policy will be effective June 19, 2000.

Who is asking for my vote?

   Your Board of Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

How do I vote my shares?

   We've made it easy for you. You can vote online, by mail, by fax or in person.

* To vote online, just visit https://vote.proxy-direct.com (you will need the control number that appears on the right-hand side of your proxy card).

* To vote by mail, sign and send us the enclosed proxy card in the envelope provided.

* To vote by fax, sign the proxy card and fax both sides of the card to 1-888-796-9932.

* Or, you can vote in person at the Special Meeting on June 16, 2000.

If I send my proxy in now, can I change my vote later?

   A proxy can be revoked at any time by:

* Revoting online.

* Sending us another proxy card.

* Writing to us.

* Or, attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy card. Doing so will help us ensure that an adequate number of shares are present at the meeting.


   If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-345-2021 or 816-531-5575 weekdays from 7 a.m. to 7 p.m., and Saturdays 9 a.m. to 2 p.m. Central time.


Proxy Statement                                     Proxy Statement Summary  3


                   Notice of Special Meeting of Shareholders

                          TO BE HELD ON JUNE 16, 2000

                          American Century Investments
                                4500 Main Street
                                P.O. Box 419200

                        Kansas City, Missouri 64141-6200
                                 1-800-345-2021
                                  816-531-5575


   NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the American Century Select Fund and the American Century Heritage Fund (the "funds"), each a series of American Century Mutual Funds, Inc., a Maryland corporation (the "company"), will be held at the company's offices at 4500 Main Street, Kansas City, Missouri, on Friday, June 16, 2000, at 10 a.m. Central time, for the following purposes:

   1. To approve the elimination of a fundamental investment policy of each of the funds; and

   2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   This is a Notice and proxy statement for the funds. Please complete, sign and return the enclosed proxy card.

   Shareholders of record as of the close of business on April 14, 2000, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

   We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.


   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE"FOR" THE PROPOSAL.


   April 28, 2000            BY ORDER OF THE BOARD OF DIRECTORS


                             David C. Tucker
                             Vice President


4  Notice of Special Meeting of Shareholders       American Century Investments


                       Detailed Discussion of Proxy Issues

                                 April 28, 2000

   The enclosed proxy is solicited by the Board of Directors of American Century Mutual Funds, Inc. in connection with a Special Meeting of shareholders of the American Century Select Fund and the American Century Heritage Fund. The Special Meeting will be held Friday, June 16, 2000, at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "company." The series of capital stock of the company for which the special meeting is called, the American Century Select Fund and the American Century Heritage Fund, will be referred to as the "funds."

   The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century Investment Management, Inc., the funds' investment manager (referred to in the proxy statement as "ACIM"). This notice of meeting and proxy statement are first being mailed to shareholders on or around April 28, 2000. ACIM, at its expense, has hired the proxy solicitation firm of Alamo Direct to help solicit proxies for the meeting. Supplemental solicitations for the meeting may be made by Alamo Direct or by ACIM, either personally or by mail, telephone or facsimile.

   VOTING OF PROXY. If you vote your proxy now, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the proposal. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

   The funds are divided into three classes. All classes of shares of the funds have identical voting rights, except where a proposal affects only one class. Where a proposal affects only one class, only that class gets to vote on it. This issue affects all classes equally, so the classes will not have separate votes. The number of outstanding votes of each class of each fund, as of the close of business on March 31, 2000, is:

                              Select             Heritage
     Investor Class        7,813,411,209     1,781,431,274
     Institutional Class     171,181,916         7,252,148
     Advisor Class            13,050,320         1,735,376

   Because the record date is April 14, the total number of votes by class at the meeting may be different.


Proxy Statement                          Detailed Discussion of Proxy Issues 5


   Only those shareholders owning shares as of the close of business April 14, 2000, may vote at the meeting or any adjournments thereof. Each share of the funds gets one vote for each dollar of the funds' net asset value the share represents. If we do not receive enough "for" votes by June 16, 2000, to approve the proposal being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment.

   Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes against the proposals.

   INVESTMENT MANAGER. American Century Investment Management, Inc. is the funds' investment manager. American Century Services Corporation provides the funds with transfer agency services. Both companies are wholly owned subsidiaries of American Century Companies, Inc. The mailing address for American Century and the funds is P.O. Box 419200, Kansas City, Missouri 64141-6200.

   DISTRIBUTORS. Funds Distributor, Inc. ("FDI") and American Century Investment Services, Inc. ("ACIS") are the funds' principal underwriters. FDI's mailing address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. ACIS's mailing address is P.O. Box 419200, Kansas City, Missouri 64141-6200.

   ANNUAL REPORT. The funds will furnish, without charge, a copy of their most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021 or 816-531-5575.


6 Detailed Discussion of Proxy Issues              American Century Investments


                                 Share Ownership

   The following table shows, as of the close of business on March 31, 2000, the share ownership of those shareholders known by ACIM to own more than 5% of the funds' outstanding shares.

Fund              Name and Address                           Shares   Percent of
and Class         of Record Owner                            Owned   Outstanding
                                                                        Shares
--------------------------------------------------------------------------------
SELECT

Advisor
                  Principal Life Insurance Company
                  Des Moines, Iowa                              54,973     23.3%

                  United Missouri Bank TR
                  Carolina First Bancshares PSP
                  Kansas City, Missouri                         24,302     10.3%

                  Saxon & Co. FBO
                  Philadelphia, Pennsylvania                    48,155     20.4%

Institutional
                  Morgan Guaranty Trust Company
                  of New York TR
                  Champion International Corporate Savings
                  Plan for Salaried Employees Plan Trust
                  New York, New York                            394,969    12.8%

                  The Chase Manhattan Bank
                  Robert Bosch Corporation New Star
                  Plan & Trust
                  New York, New York                          1,604,092    52.1%

                  UMB Bank NA Trustee
                  Buckeye Pipe Line Services Company
                  Retirement and Savings Plan
                  Kansas City, Missouri                         349,915    11.4%

HERITAGE

Investor
                  Bankers Trust Company TR (Kraft General
                  Foods Inc)Master Savings Plan and Trust    21,746,564    22.6%

                  Bankers Trust Company TR (Philip Morris)
                  Deferred Profit Sharing Plan and Trust    15,977,506     16.6%

Advisor
                  North Carolina Trust Company TTEE
                  Greensboro Orthopedic Center Inc.
                  Employee Savings PL&PS Plan
                  Greensboro, North Carolina                    72,618     76.5%


Proxy Statement                                                Share Ownership 7


Fund              Name and Address                           Shares   Percent of
and Class         of Record Owner                            Owned   Outstanding
                                                                         Shares
--------------------------------------------------------------------------------

                  Saxon & Co. FBO
                  Philadelphia, Pennsylvania                      7,176     7.6%

Institutional
                  Trustees of American Century Money
                  Purchase Plan & Trust
                  Kansas City, Missouri                          20,697     5.2%

                  Trustees of American Century Profit Sharing
                     & 401k Savings Plan and Trust
                  Kansas City, Missouri                         363,693    91.6%

    As of March 31, 2000, the officers and directors of each fund, as a group, owned less than 1% of each fund's outstanding shares.


8  Share Ownership                                  American Century Investments


           Proposal:  Elimination of a Fundamental  Investment Policy

   The investment strategy of Select and Heritage, as described in their current prospectus, is to invest in stocks of companies that they believe will increase in value over time. Select and Heritage have traditionally invested in stocks of companies that are successful enough to pay dividends. The funds currently have the following fundamental investment policy:

         Eighty percent (80%) of Select's and 60% of Heritage's assets must be invested in securities of companies that pay regular dividends, or have committed to pay dividends, or otherwise produce income.

   ACIM has proposed, and the Board of Directors of the funds has approved, eliminating this fundamental policy.

   The proposed elimination of this fundamental investment policy will not substantially change the basic growth objective of Select and Heritage, nor will it substantially change the type of securities selected for their portfolios. Those securities will be, as they have been in the past, securities (primarily common stocks) that ACIM believes have better-than-average prospects for appreciation.

   ACIM believes, however, that the current dividend payment requirement unnecessarily limits the funds' choice of investment opportunities. In pursuing their investment objectives, both Select and Heritage look for successful companies with earnings and revenues that are growing at an accelerating rate. An increasing number of these companies, however, have elected to forego paying dividends, and instead invest earnings back into the growth of the company. In addition, numerous other firms have elected to use the cash they would otherwise use to pay dividends to instead engage in share buyback programs. By engaging in buyback programs, the companies create additional earnings per share growth and additional value for existing shareholders. The number of dividend-paying companies also has decreased through mergers and acquisitions, and ACIM believes that continued consolidation will cause a further decrease in the number of such companies.

   Since 1990, dividend-paying companies included in the S&P 500, Select's benchmark, have decreased from 96.70% of the index (based on market capitalization) to 74.80% of the index in 1999. Similarly, for Heritage's benchmark, the S&P 400, dividend-paying companies decreased from 75.34% in 1990 to 52.67% of the index in 1999.

   More importantly, the non-dividend-paying companies are, on average, growing at a much faster rate than those that pay dividends. Given their accelerating growth style, it is a company's growth rate that particularly interests ACIM when choosing investments for the funds. In 1999, the


Proxy Statement                                                    Proposal 9


weighted average sales growth rate for the non-dividend-paying companies in the S&P 500 was 31.51%, and for the S&P 400 was 24.57%. For the same period, the dividend-paying companies' sales growth rate was 13.23% for the S&P 500, and 11.19% for the S&P 400. It is this disparity that has prompted ACIM to propose this change in investment policy.

   With more of these successful companies refusing to pay dividends, eliminating the dividend payment requirement will allow the funds to invest more of their assets in these growing companies if they represent attractive investment opportunities. This will allow the funds to own a broader variety of investments. This change is being proposed by ACIM with the intent of enhancing the long-term performance potential of the funds.

   ACIM will continue to manage the risk and volatility of the funds. It will utilize several strategies to manage risk, including the possible lowering of holding sizes at industry and company levels. Doing so should broaden diversification and lessen share price volatility. ACIM also may consider increasing investments in industries and companies that are considered conservative, and will continue to track and control the funds' volatility versus their respective benchmarks. The funds will continue looking for investments that have accelerating growth and otherwise fit their core investment strategies.

   In addition, ACIM will not completely eliminate investments in companies that pay dividends. ACIM will have internal guidelines for each of the funds governing the size of the dividend-paying portion, but such guidelines may be revised without a shareholder vote. This will allow the funds to quickly react to changing market conditions.

   The proposed change will allow the funds to invest more of their assets in companies with greater appreciation potential than is currently possible. Even with the risk-monitoring measures undertaken by ACIM, such securities also may have greater downside risk. ACIM does not believe, however, that the general risk potential of the funds will be materially increased by the proposed change

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.


10  Proposal                                     American Century Investments


                                  Other Matters

 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

   The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

   The funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to David C. Tucker, Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

 NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the funds, in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other people are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.


   April 28, 2000                         David C. Tucker
                                          Vice President


Proxy Statement                                             Other Matters  11

                                      Notes


12 Notes                                           American Century Investments


                                      Notes


Proxy Statement                                                     Notes 13


                          American Century Investments
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200

                         1-800-345-2021 or 816-531-5575

0004
SH-BKT-19933

[recycled logo]

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                               PROXY CARD (FRONT)

               American Century Select Fund
      (A series of American Century Mutual Funds, Inc.)

Special Meeting of Shareholders, June 16, 2000

         This proxy is solicited on behalf of the Board of Directors of American Century Mutual Funds, Inc. and relates to a proposal that applies to the American Century Select Fund. By signing below, I (we) appoint as proxies David
C. Tucker, David H. Reinmiller and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I (we) own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831 or fax both sides to
1-888-796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                       VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                        CONTROL NUMBER: XXX XXXX XXXX XXX

                           If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp.,
                              John Doe, Treasurer."

                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Signatures of joint owner, if any

                                      ------------------------------------, 2000
                                      Date

PROXY CARD (BACK)

Please indicate your vote by marking the appropriate box below. Example:
The Board of Directors recommends a vote "FOR" the proposal.

         1. To eliminate a fundamental investment policy that requires 80% of Select's assets to be invested in securities of companies that pay regular dividends, or have committed to pay dividends, or otherwise produce income.

                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

                  IMPORTANT
                  PLEASE SIGN AND DATE THE FRONT OF THIS CARD

                               PROXY CARD (FRONT)

               American Century Heritage Fund
      (A series of American Century Mutual Funds, Inc.)

             Special Meeting of Shareholders, June 16, 2000

         This proxy is solicited on behalf of the Board of Directors of American Century Mutual Funds, Inc. and relates to a proposal that applies to the American Century Heritage Fund. By signing below, I (we) appoint as proxies David C. Tucker, David H. Reinmiller and Janet A. Nash and each of them (with power of substitution) to vote for the undersigned all shares of common stock I
(we) own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

         YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831 or fax both sides to
1-888-796-9932. If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                       VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                        Control number: XXX XXXX XXXX XXX

                           If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp.,
                              John Doe, Treasurer."

                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Signatures of joint owner, if any

                                      ------------------------------------, 2000
                                      Date

PROXY CARD (BACK)

Please indicate your vote by marking the appropriate box below. Example:
The Board of Directors recommends a vote "FOR" the proposal.

         1. To eliminate a fundamental investment policy that requires 60% of Heritage's assets to be invested in securities of companies that pay regular dividends, or have committed to pay dividends, or otherwise produce income.

                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

                  IMPORTANT
                  PLEASE SIGN AND DATE THE FRONT OF THIS CARD